360 FUNDS

EAS Crow Point Alternatives Fund (the “EAS Fund”)

Investor Class Shares (EASAX)

Institutional Class Shares (EASIX)

Crow Point Alternative Income Fund (the “Income Fund”)

Investor Class Shares (AAIFX)

Institutional Class Shares (AIIFX)

Supplement dated July 9, 2019

To the Funds’ Prospectus dated April 30, 2019

This Supplement revises information in the Funds’ Prospectus dated April 30, 2019. If you would like another copy of the Funds’ Prospectus, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 to request a free copy.

Effective as the date of this Supplement, Andrew Tuttle no longer serves as a Portfolio Manager of either the EAS Fund or the Income Fund.

On June 12, 2019, the Income Fund’s shareholders approved a new Sub-Advisory Agreement between Crow Point Partners, LLC and Winthrop Capital Management, LLC on behalf of the Income fund. The Sub-Advisory Agreement went effective on or about June 13, 2019.

EAS Fund

FUND SUMMARY

The following information under the section titled “Portfolio Managers” in the FUND SUMMARY section of the EAS Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers: Peter J. DeCaprio has served the Fund as a Portfolio Manager since March 2013, and David Cleary has served the Fund as a Portfolio Manager since October 2017.

MANAGEMENT

The first paragraph under the section titled “Portfolio Managers” in the MANAGEMENT section of the EAS Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers: Peter J. DeCaprio has served the Fund as a Portfolio Manager since March 2013, and David Cleary has served the Fund as a Portfolio Manager since October 2017.

Income Fund

FUND SUMMARY

The following information under the section titled “Investment Adviser” in the FUND SUMMARY section of the Income Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Investment Advisers: Crow Point Partners, LLC (the “Adviser” or “Crow Point”) is the Fund’s investment adviser. The Adviser has engaged Winthrop Capital Management, LLC (“Winthrop”) to act as the Fund’s sub-adviser to manage a portion of the Fund’s portfolio as allocated to Winthrop by the Adviser.

The following information under the section titled “Portfolio Managers” in the FUND SUMMARY section of the Income Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers: Peter J. DeCaprio and David Cleary of the Adviser have served the Fund as portfolio managers since February 2016 and October 2017, respectively. Gregory J. Hahn and Adam Coons of Winthrop have served the Fund as portfolio managers since June 2019.

MANAGEMENT

The following information under the section titled “Investment Adviser—Crow Point Alternative Income Fund” in the MANAGEMENT section of the Income Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Crow Point Alternative Income Fund

Pursuant to the Investment Advisory Agreement, the Fund pays Crow Point, on a monthly basis, an annual advisory fee of 1.00% of the Fund’s average daily net assets. For the fiscal period ended September 30, 2018, the Fund paid an investment advisory fee to the Adviser at an annual rate of 0.28% of the average daily net assets of the Fund after waivers and reimbursements. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the six-month period ended March 31, 2018.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between Crow Point and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 2.00% of the average daily net assets of each share class of the Fund through January 31, 2020. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three-year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap.

Fee waivers and reimbursements by the Adviser with regard to the Predecessor Fund will continue to be recoverable. Such recoupment was approved by shareholders in connection with the reorganization of the Predecessor Fund into the Trust.

Fund Sub-Adviser: Winthrop Capital Management, LLC (the “Winthrop”) serves as the sub-adviser to the Fund. Its principal place of business is 20 East 91st Street, Suite 200, Indianapolis, Indiana 46240. Winthrop was registered with the U.S. Securities and Exchange Commission as an investment adviser on April 30, 2010. Pursuant to a Sub-Advisory Agreement with Crow Point, Winthrop manages a portion of the Fund’s portfolio consistent with Winthrop’s fixed income skill set, as well as applicable market conditions and opportunities, while Crow Point manages the balance of the Fund’s portfolio. The fee payable to Winthrop by Crow Point under the Sub-Advisory Agreement is 0.25% for $0 to $50 million in assets under management and 0.20% for over $50 million in assets under management. The sub-advisory fee payable to Winthrop will be paid by Crow Point from the 1.00% advisory fee Crow Point currently receives from the Fund. In a separate agreement, Winthrop also agreed to make certain concessions related to the expense limitation arrangements for the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement will be available in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2019.

The following information under the section titled “Portfolio Managers—Crow Point Alternative Income Fund” in the MANAGEMENT section of the Income Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Peter J. DeCaprio and David Cleary of the Adviser have served the Fund as portfolio managers since February 2016 and October 2017, respectively. Gregory J. Hahn and Adam Coons of Winthrop have served the Fund as portfolio managers since June 2019.

The following information under the section titled “Portfolio Managers” in the MANAGEMENT section of the Income Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Peter J. DeCaprio

Co-Founder, Portfolio Manager & Principal Member of Crow Point

Peter J. DeCaprio co-founded Crow Point in 2006 and serves as the firm’s Chief Executive Officer. Previously, Mr. DeCaprio worked at Evergreen Investments as a senior analyst covering the utility, telecommunications and media sectors and was a senior equity analyst at Thomas Weisel Partners. He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF. He is a graduate of Duke University’s Fuqua School of Business, where he received his MBA and Tufts University where he received a Bachelor of Arts degree.

David Cleary

Principal and Portfolio Manager of Crow Point

David Cleary is a principal and portfolio manager at Crow Point. Previously, Mr. Cleary spent 23 years at Lazard Asset Management where he held a series of senior portfolio management roles over multi-asset and global fixed income strategies. Mr. Cleary additionally served as the firm’s global head of fixed income, a $26 billion platform. Prior to Lazard, Mr. Cleary worked at UBS and IBJ Schroder, mostly in fixed income asset management roles. He began working in the asset management field in 1987 upon his graduation from Cornell University, with a BS in Business Management and Applied Economics. Mr. Cleary is a Chartered Financial Analyst.

Gregory J. Hahn

Chief Investment Officer and Portfolio Manager of Winthrop

Gregory J. Hahn is the lead portfolio manager for Winthrop’s fixed income strategies and is responsible for setting investment strategy and managing internal processes for portfolio management and security selection for the firm. Prior to forming Winthrop, Mr. Hahn was the Chief Investment Officer and Senior Portfolio Manager for Oppenheimer Asset Management and its subsidiary, Oppenheimer Investment Management. There he was responsible for the oversight of the fixed income investment process. Mr. Hahn also served as the Chief Investment Officer and Senior Portfolio Manager with Conseco Capital Management (40|86 Advisors). In addition to his investment management responsibilities at Conseco Capital Management, Mr. Hahn was President and Trustee of its registered investment companies, including the Conseco Fund Group, the Conseco Series Trust and the Conseco Strategic Income Fund. Mr. Hahn holds a B.B.A. from the University of Wisconsin and an M.B.A. from Indiana University. He is a Chartered Financial Analyst, a member and former President of the CFA Society of Indianapolis, a former Trustee of the Indiana Public Employee Retirement System and has served as a member on the ACLI’s Committee on State Regulation of Investments. Mr. Hahn currently serves as an independent director for the Fund Evaluation Group Absolute Access Fund. In addition, he is a member of the National Federation of Municipal Analysts. Mr. Hahn has over 35 years of investment management experience.

Adam Coons

Trader/Co-Portfolio Manager of Winthrop

Adam Coons’ primary responsibilities at Winthrop include trading, securities research and risk analytics for the fixed income portfolios. He also assists the Chief Investment Officer in developing strategies for the fixed income and equity portfolios. Mr. Coons is responsible for research in the Technology, Telecomm, Industrial and Utilities sectors. He received his B.S. in Finance from IUPUI in Indianapolis, Kelley School of Business and is a Chartered Financial Analyst. Mr. Coons has been with Winthrop since October 2013.

* * * * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

360 FUNDS

EAS Crow Point Alternatives Fund (the “EAS Fund”)

Investor Class Shares (EASAX)

Institutional Class Shares (EASIX)

Crow Point Alternative Income Fund (the “Income Fund”)

Investor Class Shares (AAIFX)

Institutional Class Shares (AIIFX)

Supplement dated July 9, 2019

To the Funds’ Statement of Additional Information dated April 30, 2019

This Supplement revises information in the Funds’ Statement of Additional Information (“SAI”) dated April 30, 2019. If you would like a copy of the Fund’s SAI, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 to request a free copy.

Effective as the date of this Supplement, Andrew Tuttle no longer serves as a Portfolio Manager of either the EAS Fund or the Income Fund.

On June 12, 2019, the Income Fund’s shareholders approved a new Sub-Advisory Agreement between Crow Point Partners, LLC and Winthrop Capital Management, LLC on behalf of the Income fund. The Sub-Advisory Agreement went effective on or about June 13, 2019.

EAS Fund

MANAGEMENT AND ADMINISTRATION

The following information under the section titled “Portfolio Managers—EAS Fund” in the MANAGEMENT AND ADMINISTRATION section of the EAS Fund’s SAI is hereby deleted and replaced in its entirety with the following:

Peter J. DeCaprio has served the Fund as a Portfolio Manager since March 2013, and David Cleary has served the Fund as a Portfolio Manager since October 2017.

Income Fund

MANAGEMENT AND ADMINISTRATION

The following information under the section titled “Investment Advisers” in the MANAGEMENT AND ADMINISTRATION section of the Income Fund’s SAI is hereby revised to add the following disclosure to the end of the section:

Winthrop Asset Management, LLC (“Winthrop”), located at 20 East 91st Street, Suite 200, Indianapolis, Indiana 46240, serves as the investment sub-adviser to the Income Fund. Winthrop was registered with the U.S. Securities and Exchange Commission as an investment adviser on April 30, 2010.

The following section titled “Investment Advisers—Income Fund” in the MANAGEMENT AND ADMINISTRATION section of the Income Fund’s SAI is hereby revised to add the following disclosure before the two paragraphs/charts of the section:

The Adviser has selected Winthrop to manage a portion of the Income Fund’s portfolio consistent with Winthrop’s fixed income skill set, as well as applicable market conditions and opportunities, while the Adviser manages the balance of the Income Fund’s portfolio. This selection was approved by the Board of Trustees and the Income Fund’s shareholders.

The Sub-Advisory Agreement between the Adviser and Winthrop provides that Winthrop shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its respective services, Winthrop receives a fee from the Adviser. The fee payable to Winthrop by the Adviser under the Sub-Advisory Agreement is 0.25% for $0 to $50 million in assets under management and 0.20% for over $50 million in assets under management. The Adviser pays sub-advisory fees to Winthrop from its advisory fee. The compensation of any officer, director or employee of Winthrop is paid by Winthrop.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Income Fund. The Sub-Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by Winthrop, or by holders of a majority of the Income Fund’s outstanding shares. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment. A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement will be available in the Income Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2019.

In addition, the Sub-Advisory Agreement provides that Winthrop shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The following information under the section titled “Portfolio Managers—Income Fund” in the MANAGEMENT AND ADMINISTRATION section of the Income Fund’s SAI is hereby deleted and replaced in its entirety with the following:

Peter J. DeCaprio and David Cleary of the Adviser have served the Fund as portfolio managers since February 2016 and October 2017, respectively. Gregory J. Hahn and Adam Coons of Winthrop have served the Fund as portfolio managers since June 2019.

The following information under the section titled “Portfolio Managers” in the MANAGEMENT AND ADMINISTRATION section of the Income Fund’s SAI is hereby deleted and replaced in its entirety with the following:

Except as noted below, as of September 30, 2018, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Funds:

		Performance-Based Fees		Non-Performance-Based Fees
Portfolio Manager	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Peter J. DeCaprio	Registered Investment Company	0	0	3	$70.0 mil
	Other Pooled Investment Vehicles	0	0	1	$28.0 mil
	Other Accounts	0	0	0	0

David Cleary	Registered Investment Company	0	0	4	$60.0 mil
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	1	$35.2 mil

Cindy New	Registered Investment Company	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Robin Kollannur	Registered Investment Company	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Gregory J. Hahn*	Registered Investment Company	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	12	$525.0 mil

Adam Coons*	Registered Investment Company	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	11	$35.0 mil

* Information provided as of July 8, 2019.

The following information under the section titled “Ownership” in the MANAGEMENT AND ADMINISTRATION section of the Income Fund’s SAI is hereby deleted and replaced in its entirety with the following:

Ownership. Except as provided below, the following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of the fiscal periods/years ended September 30, 2018 using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; G = over $1,000,000:

Name of Portfolio Manager	Dollar Range of Equity Securities in the EAS Crow Point Alternatives Fund
Peter J. DeCaprio	F
David Cleary	F

Name of Portfolio Manager	Dollar Range of Equity Securities in the Crow Point Global Tactical Allocation Fund
Peter J. DeCaprio	E
David Cleary	E

Name of Portfolio Manager	Dollar Range of Equity Securities in the Crow Point Alternative Income Fund
Peter J. DeCaprio	E
David Cleary Gregory J. Hahn* Adam Coons*	E A A

Name of Portfolio Manger	Dollar Range of Equity Securities in the RVX Emerging Markets Equity Fund
Cindy New	A
Robin Kollannur	A

* Information provided as of July 8, 2019.

The Proxy Voting Policy of Winthrop Asset Management, LLC is set forth below and added to APPENDIX A – PROXY VOTING POLICIES of the Income Fund’s SAI:

Compliance Policies and Procedures Manual

XX.	PROXY VOTING/CLASS ACTION LITIGATION

PROXY VOTING

Rule 206(4)-6 under the Investment Advisers Act of 1940 helps to ensure that SEC-registered advisers act in the best interest of their clients when exercising proxy voting authority. The rule obligates advisers to provide clients with information on how their securities were voted.

Advisers that have explicit or implicit voting authority must comply with rule 206(4)-6. Therefore, even when the advisory contract is silent, the rule applies if the adviser’s voting authority is implied by an overall delegation of discretionary authority. The rule does not apply to advisers that provide clients with advice about voting proxies but do not have authority to vote them.

A.	Fiduciary Duty. The SEC adopted rule 206(4)-6 to regulate proxy voting by investment advisers with authority to vote their clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its client. The adviser must not put its own interests ahead of the client’s.

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice, or course of business for an investment adviser to exercise voting authority over client proxies unless the investment adviser:

1.	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the client’s best interest;

2.	Discloses to clients how they may obtain information regarding how their proxies were voted; and

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3.	Describes proxy voting policies and procedures and furnishes a copy of the policies and procedures to the client when requested to do so.

B.	Policy for Adviser who votes Proxies.

For all accounts which are not subject to Employees Retirement Income Security Act (‘ERISA’), unless a client directs WCM in writing to vote proxies, the client should understand that WCM will not vote proxies for securities or exercise voting rights pertaining to investments in a client’s account (including without limitation matters relating to conversions, exchanges, mergers, stock splits, rights offerings, recapitalizations and reorganizations). WCM will not act for clients in any legal proceedings, including bankruptcies or class actions, involving securities, exercise voting rights, or take any legal actions pertaining to investments in the client’s account. Ordinarily, client’s broker/dealer or custodian will forward proxies or other communications pertaining to investments directly to the client. Clients should contact their broker/dealer or custodian if they do not receive proxies or other mailings pertaining to their investments. A list of clients for which WCM votes proxies is listed in Appendix P.

For those accounts which are subject to ERISA, unless a client directs WCM in writing to the contrary, or the documents of an employee benefit plan reserve the right to vote proxies to the plan’s trustees or named fiduciary, WCM will vote all proxies for securities and exercise voting rights pertaining to investments in a client’s account (including without limitation matters relating to conversions, exchanges, mergers, stock splits, rights offerings, recapitalizations and reorganizations). Clients may obtain a copy of WCM’s complete proxy voting policies and procedures upon request. Clients may also obtain information from WCM about how WCM voted any proxies on behalf of their account.

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C.	Philosophy and Practice regarding the voting of proxies.

1.	General

Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.	Procedures

To implement Adviser’s proxy voting policies, Adviser has developed the following procedures for voting proxies.

(a)	Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to the Proxy Manager. The Proxy Manager will then vote the proxy in accordance with this policy.

(b)	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Adviser’s Voting Guidelines in Section 2 below. The Proxy Manager will then vote the proxies.

(c)	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section 3 below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote, which will be maintained with the record of the actual vote in Adviser’s files.

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3.	Voting Guidelines

While Adviser’s policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

D.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, Adviser will generally vote in favor of management’s proposed directors. In a contested election, Adviser will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Adviser will review any contested proposal on its merits.

Notwithstanding the foregoing, Adviser expects to support proposals to:

(a)	Limit directors’ liability and broaden directors’ indemnification rights

(b)	Generally vote against proposals to Adopt or continue the use of a classified Board structure; and

(c)	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular issue)

2.	Audit Committee Approvals

Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Adviser will generally vote to ratify management’s recommendation and selection of auditors.

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3.	Shareholder Rights

Adviser may consider all proposals that will have a material effect on shareholder rights on a case by case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:

(a)	Adopt confidential voting and independent tabulation of voting results; and

(b)	Require shareholder approval of “poison pills;”

And expects to generally vote against proposals to:

(a)	Adopt super-majority voting requirements; and

(c)	Restrict the rights of shareholders to call special meetings, to amend the bylaws, or to act by written consent.

4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers, or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

(a)	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

(b)	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

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(c)	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

(a)	Adopt classified boards of directors;

(d)	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

(e)	Require a company to consider the non-financial effects of mergers or acquisitions.

5.	Capital Structure Proposals

Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:

(a)	Eliminate preemptive rights.

E.	Compensation

1.	General

Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

(a)	Require shareholders approval of “golden parachutes;” and

(b)	Adopt “golden parachutes” that do not exceed 1 to 3 times the base compensation of the applicable executives.

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And expects to generally vote against proposals to:

(a)	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

2.	Stock Option Plans and Share Issuances

Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. The Adviser believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, the Adviser generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case basis to determine that shareholders interests are being represented. The Adviser is in favor of management, directors, and employees owning stock, but prefers that the shares be purchased in the open market.

Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:

(a)	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

F.	Corporate Responsibility and Social Issues

Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

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Adviser will generally vote against proposals involving corporate responsibility and social issues, although Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company or the company’s stock.

G.	Record-Keeping Requirements Pertaining to Proxy Voting.

Rule 204-2, requires that the following proxy voting records be maintained. The CCO shall be responsible for maintaining these records relating to proxy voting.

1.	Copies of all policies and procedures required by Rule 206(4)-6.

2.	A copy of each proxy statement that the investment adviser receives regarding a client’s securities. An adviser may satisfy this requirement by relying on a third-party provider, such as a proxy voting service, or the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

3.	A record of each vote cast by the investment adviser on behalf of a client. An adviser may satisfy this requirement by relying on a third-party service to provide these records. The third party must be capable of providing documents promptly upon request.

4.	A copy of any document created by the Adviser that was material in making a decision on how to vote proxies on a client’s behalf or that articulates the basis for that decision.

5.	A copy of each written client request for information on how the adviser voted proxies on his or her behalf, as well as a copy of any written response by the investment adviser to any written or oral client request for information.

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H.	Conflicts of Interest Pertaining to Proxy Voting

Conflicts of interest between the Adviser or a principal of the Adviser and the Adviser’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of client securities.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	The Adviser may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	The Adviser may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	The Adviser may follow the recommendations of an independent proxy voting service in voting the proxies.

The Adviser keeps certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request. A copy of the Adviser’s proxy-voting policies shall be made available to clients upon request.

J.	CLASS ACTION LITIGATION

From time to time, securities held in the accounts of clients may be the subject of class action lawsuits brought by plaintiff attorneys on various grounds. These class action lawsuits will sometimes result in settlements or verdicts in which all shareholders are eligible to participate.

Where the Company has disclaimed its responsibility (in Form ADV, Schedule F and client contracts) to evaluate a client’s eligibility or submit a claim to participate in the proceeds of a securities class action settlement or verdict, affecting securities owned by a client, it must follow the notification procedures established below.

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Where the Company has undertaken the obligation to evaluate the client’s eligibility to participate in the proceeds of a securities class action settlement or verdict and determine whether to submit a claim, the Company will inform the client of the action, inform the client that he or she may opt in or opt out of the lawsuit, advise the client that the Company cannot render legal services, advise the client to consult with an attorney, and advise the client that the failure to do so may negatively affect his or her rights. The Company will take any actions as instructed by the client’s attorney or the client and in the absence of any such instructions, the Company shall take any actions (other than those which would be required to be performed by an attorney) which in its sole discretion is determined to be in the best interests of its clients.

Notification Procedures Re: Securities Class Action Lawsuits

Where the Company receives written or electronic notice of a securities class action lawsuit, settlement or verdict, the notification procedure is as follows:

1.	All notices, proof of claim forms, and other materials will be forwarded upon receipt to the CCO, or a person designated by the CCO.

2.	The CCO, or the designated person, will log in the notices, proof of claim forms, and other materials.

3.	The CCO, or the designated person, will forward all documentation and proof of claim forms received to the client. Electronic mail is acceptable where appropriate, if the client has authorized contact in this manner.

4.	The Company will retain records of these notifications in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

Section XX 1/21/2019	Proxy Voting/Class Action Lawsuits	Page 10

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE